UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E
CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services
Legal Name:   AMC Diligence, LLC
Business Name (if Different):
Principal Business Address:   150 East 52nd Street, Suite 4002, New York, NY 10022

Item 2: Identity of the person who paid the person to provide due diligence services
Legal Name:    Citigroup Global Markets, Inc.
Business Name (If Different):
Principal Business Address:   390 Greenwich Street, 5th Floor, New York, NY 10013

Item 3: Credit rating criteria
Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2017
Fitch Ratings, Inc.	U.S. RMBS Ratings Criteria, September 27, 2019
S&P Global Ratings	Methodology and Assumptions for Rating U.S. RMBS Issued 2009 and Later, February 22, 2018

Item 4: Description of the due diligence performed
See attached.

Item 5: Summary of findings and conclusions of review
See attached.

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CERTIFICATION
The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1:   AMC Diligence, LLC
(Print name of duly authorized person)

By:              Angelo Nyiri

Signature:  /s/ Angelo Nyiri

Date:    10/09/2020

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Item 4. Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of these mortgage loans, which were originated by multiple parties, were purchased by Citigroup Global Markets, Inc. (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.
The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC and MAS. AMC has reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

◾	“Credit Review”:	455 mortgage loans
◾	“Compliance Review	644 mortgage loans
◾	“Data Integrity Review”:	644 mortgage loans
◾	“Collection Comment Review”:	359 mortgage loans
◾	“Payment History Review”:	644 mortgage loans
◾	“Title Review”:	351 mortgage loans

(3) Determination of the sample size and computation.
The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 42 fields as listed below for loans seasoned less than 24 months. Additional detail is contained in the Data Integrity Review Summary below.

Amortization Type	Borrower Original FICO Score	Occupancy Type
Appraisal Date	Borrower Original FICO Score Date	Original Amortization Term
Appraised Value	City	Original Interest Only Flag
ARM First Interest Rate Change Date	Co-Borrower Original FICO Date	Original Interest Rate
ARM First Payment Change Date	Co-Borrower Original FICO Score	Original Loan Amount
ARM Index Type	Documentation Type	Original Term to Maturity
ARM Initial Interest Rate Cap	First Payment Date	Prepayment Penalty Flag (Y/N)
ARM Initial Interest Rate Floor	Leasehold	Property Type
ARM Interest Rate Change Frequency	Lender Paid Mortgage Insurance	Purpose
ARM Interest Rate Life Max	Lien Position	QM Status
ARM Interest Rate Life Min	Maturity Date	Sales Price Of Purchase Loan At Origination
ARM Interest Rate Periodic Cap	Mortgage Insurance	State
ARM Interest Rate Periodic Floor	Mortgage Insurance Company Name	Underwriting Guidelines and Version
ARM Margin	Mortgage Insurance Percent	Zip Code

AMC performed a review utilizing information collected during the Review and comparing such information against the data tape. This comparison included 29 fields as listed below for loans seasoned greater than 24 months. Additional detail is contained in the Data Integrity Review Summary below.

Amortization Type	Borrower Last Name	Original Interest Rate
Appraised Value	City	Original Loan Amount
ARM First Interest Rate Change Date	First Payment Date	Original P&I
ARM Index Type	Has Modification	Property Type
ARM Interest Rate Change Frequency	Interest Collection Type	Purpose
ARM Interest Rate Life Max	Interest Only Expiration Date	State
ARM Interest Rate Life Min	Interest Only Flag	Street Address
ARM Interest Rate Periodic Cap	Maturity Date	Zip Code
ARM Interest Rate Periodic Floor	Modification Date	ARM First Payment Change Date
ARM Margin	Note Date

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
AMC completed a credit review as part of the Review for application dates on or after January 10, 2014. AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable for the Residential Population, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approve/eligible or LPA findings included an Accept decision where required by the guidelines.

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Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(6) Value of collateral securing the assets: review and methodology.
AMC completed a credit review as part of the Review for application dates on or after January 10, 2014. AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

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Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was provided to AMC or if it was not provided that another valuation product was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (189 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and

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vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

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vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.
(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
◾	Initial application (1003);
◾	Final application (1003);
◾	Note;
◾	Appraisal;
◾	Sales contract;
◾	Title/Preliminary Title;
◾	Initial TIL;
◾	Final TIL;
◾	Final HUD-1;
◾	Initial and final GFE’s;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	FACTA disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (455 Mortgage Loan)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):

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i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

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General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.

Collection Comment Review: AMC performed a 36-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Payment History Review: AMC performed a 36-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 36 month look back for each mortgage loan within the payment history population.

Title Review:  SitusAMC was engaged to perform diligence on multiple pools of mortgage loans between September 2020 and October 2020. The diligence was performed at Meridian’s office in St. Petersburg, Florida. The diligence consisted of an analysis of the mortgage chain of title as well as current outstanding recorded liens. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). Meridian gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

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The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:
a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.
b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:
a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)
b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)
c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens/security agreements (“Property Tax Liens”)
iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

C.
Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:

a.	Regional statutes/case law related to lien/mortgage enforcement
b.	Debtor Identity Verification (i.e. Commonality of Name)
c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.
d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.
Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, Meridian reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether Meridian believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

E.
Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

Item 5. Summary of findings and conclusions of review

OVERALL RESULTS SUMMARY (644 Mortgage Loans)
After giving consideration to the grading implications of the Credit, Property/Valuation, and Compliance sections, 82.20% of the mortgage loans by number in the pool have a NRSRO grade of “A”, or “B”.  For the two hundred ninety-three (293) mortgage loans seasoned less than twenty-four (24) months, 100% of the mortgage loans by number in the pool have a NRSRO grade of “A”, or “B”.

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FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (189 Mortgage Loans)
NRSRO Grade (DBRS, Fitch, S&P)	Loan Count	% of Loans
A	7	3.70%
B	153	80.95%
C	0	0.00%
D	29	15.34%
Total	189	100.00%

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (455 Mortgage Loans)
NRSRO Grade (DBRS, S&P)	Loan Count	% of Loans
A	149	32.75%
B	225	49.45%
C	77	16.92%
D	4	0.88%
Total	455	100.00%

NRSRO Grade (Fitch)	Loan Count	% of Loans
A	146	32.09%
B	228	50.11%
C	77	16.92%
D	4	0.88%
Total	455	100.00%

FOR LOANS SEASONED LESS THAN TWENTY-FOUR MONTHS (293 Mortgage Loans)
NRSRO Grade (DBRS, S&P)	Loan Count	% of Loans
A	141	48.12%
B	152	51.88%
C	0	0.00%
D	0	0.00%
Total	293	100.00%

NRSRO Grade (Fitch)	Loan Count	% of Loans
A	138	47.10%
B	155	52.90%
C	0	0.00%
D	0	0.00%
Total	293	100.00%

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COMPLIANCE RESULTS SUMMARY (644 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Fifty-Seven (57) mortgage loans have a Compliance grade of “C” or “D”, however all fifty-seven (57) of these loans were seasoned greater than twenty-four (24) months.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (189 Mortgage Loans)
NRSRO Grade (DBRS, Fitch, S&P)	Loan Count	% of Loans
A	7	3.70%
B	153	80.95%
C	0	0.00%
D	29	15.34%
Total	189	100.00%

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (455 Mortgage Loans)
NRSRO Grade (DBRS, S&P)	Loan Count	% of Loans
A	172	37.80%
B	255	56.04%
C	27	5.93%
D	1	0.22%
Total	455	100.00%

NRSRO Grade (Fitch)	Loan Count	% of Loans
A	169	37.14%
B	258	56.70%
C	27	5.93%
D	1	0.22%
Total	455	100.00%

CREDIT RESULTS SUMMARY (455 Mortgage Loans)
Three hundred eighty-eight (388) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 77.58% of the mortgage loans by number have a Credit grade of “A.”.  Sixty-seven (67) mortgage loans have a Credit grade of “C” or “D”, however all sixty-seven (67) of these loans were seasoned greater than twenty-four (24) months.

NRSRO Grade (DBRS, Fitch, S&P)	Loan Count	% of Loans
A	353	77.58%
B	35	7.69%
C	64	14.07%
D	3	0.65%
Total	455	100.00%

PROPERTY/VALUATION RESULTS SUMMARY (455 Mortgage Loans)
All four hundred fifty-five (455) mortgage loans reviewed by AMC have a Property grade of “B” or higher and 99.78% of the mortgage loans by number have a Property grade of “A.”

NRSRO Grade (DBRS, Fitch, S&P)	Loan Count	% of Loans
A	454	99.78%
B	1	0.22%
C	0	0.00%
D	0	0.00%
Total	455	100.00%

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REVIEW EXCEPTION SUMMARY (2,388 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (189 Mortgage Loans)
Exception Type	(DBRS, Fitch, S&P) Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	28
		Missing Document	1
		Missing, Incorrect, or Incomplete Note	1
		Total Compliance Grade (D) Exceptions:	30
	B	RESPA	191
		TILA	184
		Safe Act	151
		Missing Application Date	110
		TIL-MDIA	55
		FACTA	49
		Missing Non-Required Data	29
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	26
		Missing, Incorrect, or Incomplete GFE	18
		Misc. State Level	14
		Missing, Incorrect, or Incomplete Final TIL	9
		LTV Test	4
		State Defect	2
		Missing Required Data	1
		Missing Required Data (other than HUD-1 or Note)	1
		State Late Charge	1
		Total Compliance Grade (B) Exceptions:	845
Total Compliance Exceptions:			875

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FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (455 Mortgage Loans)

Exception Type	(DBRS, S&P) Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (D) Exceptions:	1
	C	ATR/QM Defect	40
		Total Compliance Grade (C) Exceptions:	40
	B	RESPA	211
		ECOA	193
		TILA	57
		ATR/QM Defect	55
		TIL-MDIA	44
		TRID	38
		ATR/QM	18
		TRID Defect	17
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	12
		Missing Non-Required Data	11
		Missing, Incorrect, or Incomplete Final or Initial 1003	8
		FACTA	7
		Misc. State Level	5
		Missing, Incorrect, or Incomplete GFE	4
		Missing Required Data (other than HUD-1 or Note)	3
		Flood	2
		Missing, Incorrect, or Incomplete HUD-1	2
		Missing Disclosure	2
		Missing Application Date	1
		Final TIL Estimated	1
		Total Compliance Grade (B) Exceptions:	691
Total Compliance Exceptions:			732
Credit	D	Credit	1
		Property - Appraisal	1
		Loan Package Documentation	1
		Total Credit Grade (D) Exceptions:	3
	C	Loan Package Documentation	38
		Income / Employment	30
		Insurance	11
		Credit	8
		Asset	7
		Missing Document	5
		Income	2
		System	2
		Property - Appraisal	1
		Borrower and Mortgage Eligibility	1
		HUD	1
		Total Credit Grade (C) Exceptions:	106
	B	Credit	14
		Guideline	8
		Income / Employment	8
		Legal / Regulatory / Compliance	8
		Insurance	7
		Property - Appraisal	3
		Borrower and Mortgage Eligibility	1
		Document Inventory	1
		Income	1
		Loan Package Documentation	1
		Total Credit Grade (B) Exceptions:	52
Total Credit Exceptions:			161
Property	B	Valuation	1
		Total Property Grade (B) Exceptions:	1
Grand Total:			894

Exception Type	(Fitch) Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (D) Exceptions:	1
	C	ATR/QM Defect	67
		Total Compliance Grade (C) Exceptions:	67
	B	RESPA	211
		ECOA	193
		TILA	57
		TIL-MDIA	44
		TRID	38
		ATR/QM Defect	32
		ATR/QM	18
		TRID Defect	17
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	12
		Missing Non-Required Data	11
		Missing, Incorrect, or Incomplete Final or Initial 1003	8
		FACTA	7
		Misc. State Level	5
		Missing, Incorrect, or Incomplete GFE	4
		Missing Required Data (other than HUD-1 or Note)	3
		Flood	2
		Missing, Incorrect, or Incomplete HUD-1	2
		Missing Disclosure	2
		Missing Application Date	1
		Final TIL Estimated	1
		Total Compliance Grade (B) Exceptions:	668
Total Compliance Exceptions:			736
Credit	D	Credit	1
		Property - Appraisal	1
		Loan Package Documentation	1
		Total Credit Grade (D) Exceptions:	3
	C	Loan Package Documentation	38
		Income / Employment	30
		Insurance	11
		Credit	8
		Asset	7
		Missing Document	5
		Income	2
		System	2
		Property - Appraisal	1
		Borrower and Mortgage Eligibility	1
		HUD	1
		Total Credit Grade (C) Exceptions:	106
	B	Credit	14
		Guideline	8
		Income / Employment	8
		Legal / Regulatory / Compliance	8
		Insurance	7
		Property - Appraisal	3
		Borrower and Mortgage Eligibility	1
		Document Inventory	1
		Income	1
		Loan Package Documentation	1
		Total Credit Grade (B) Exceptions:	52
Total Credit Exceptions:			161
Property	B	Valuation	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			1
Grand Total:			898

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DATA INTEGRITY REVIEW SUMMARY (293 Mortgage Loans seasoned less than 24 months)
The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMC for compliance versus the provided data tape. In total, AMC identified 42 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

Field Name	# of Variances	# of of Loans	% Variance
Property Type	1	293	0.34%
Grand Total	1	293	0.34%

DATA INTEGRITY REVIEW SUMMARY (351 Mortgage Loans seasoned greater than 24 months)
The Data Integrity Review was completed to compare information collected by AMC during the course of the review on loans reviewed by AMC for compliance versus the provided data tape. In total, AMC identified 29 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics (ex. ARM vs. Fixed); however, AMC, in the counts below, has included in the total comparison population all loans in the securitization population regardless of whether such data field may have been applicable for the loan in questions such that a N/A is equivalent to not exhibiting a variance.

Field Name	# of Variances	# of of Loans	% Variance
Borrower Last Name	3	351	0.85%
Original P&I	2	351	0.57%
Street Address	5	351	1.42%
Grand Total	10	1,053	0.95%

COLLECTION COMMENT REVIEW SUMMARY (359 Mortgage Loans)
AMC reviewed a total of 359 mortgage loans. In total 1 mortgage loans (0.28% by number), carried an EV3 exception. The exception detail is in the EV3 Exceptions – By Loan Count table below.

Servicing Review Grade	Loan Count	% of Loans
3	1	0.28%
2	6	1.67%
1	352	98.05%
Grand Total	359	100.00%

Exception	# of Loans	% of Loans
Damaged Interior - Damage remains unresolved and no indication covered by insurance	1	0.28%
Total Grade (3) Exceptions:	1

PAYMENT HISTORY REVIEW SUMMARY (644 Mortgage Loans)
All but 9 of the 644 mortgage loans subjected to the Payment History Review had complete pay history strings. In total, 36 mortgage loans (5.59%) showed at last one delinquency within the look back period. As of the 08/31/2020 cutoff date, all 644 mortgage loans were current.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	599	93.01%
Delinquency, No Missing Data	36	5.59%
No Delinquency, At Least One Month Missing	9	1.40%
Delinquency, At Least One Month Missing	0	0.00%
Total	644	100.00%

Lookback Period	Loan Count	% of Loans
Thirty-Six (36) Months	644	100.00%
Total	644	100.00%

Title Review
As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

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SitusAMC TITLE REVIEW SUMMARY (351 Mortgage Loans)
As part of the due diligence services, the Client provided SitusAMC with identifying data on 351 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	There are no potential issues surrounding origination deed vesting concerns.
•	Except with respect to 10 delinquent property tax amounts across 6 mortgage loan files with $45,429.00 outstanding, no unresolved property tax issues were identified.
•
Except with respect to 1 Super Position HOA Lien across 1 mortgage loan file, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.

•	Except with respect to 8 Municipal Liens across 8 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•
Except with respect to 5 Prior Liens across 3 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 5 remaining Prior Liens across 3 mortgage loan files, all but 1 of the mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage, with that lien amount being $0.00.

•
Except with respect to 17 Prior Mortgages across 15 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 17 remaining Prior Mortgages across 15 mortgage loan files, all but 2 of the mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.  For the remaining 2 Prior Mortgages, one was found to be paid on the HUD-1 at settlement, and one was found to be reporting as a closed account on the origination credit report.

•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL SUMMARY
The summary information below represents data collected during the AMC Compliance Reviews. Some “% of Loans” may not add to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	490	76.09%	$289,112,245.00	78.63%
Adjustable	154	23.91%	$78,574,342.00	21.37%
Total	644	100.00%	$367,686,587.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	644	100.00%	$367,686,587.00	100.00%
Total	644	100.00%	$367,686,587.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	22	3.42%	$12,967,550.00	3.53%
Cash Out: Home Improvement/Renovation	5	0.78%	$3,240,000.00	0.88%
Cash Out: Other/Multi-purpose/Unknown Purpose	93	14.44%	$44,844,000.00	12.20%
Limited Cash-Out	52	8.07%	$33,331,155.00	9.07%
First Time Home Purchase	30	4.66%	$15,770,161.00	4.29%
Other-than-first-time Home Purchase	242	37.58%	$127,563,719.00	34.69%
Rate/Term Refinance - Borrower Initiated	199	30.90%	$128,998,002.00	35.08%
Unavailable	1	0.16%	$972,000.00	0.26%
Total	644	100.00%	$367,686,587.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	1	0.16%	$291,100.00	0.08%
121-180 Months	78	12.11%	$41,494,356.00	11.29%
181-240 Months	3	0.47%	$1,080,207.00	0.29%
241-360 Months	562	87.27%	$324,820,924.00	88.34%
Total	644	100.00%	$367,686,587.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	330	51.24%	$213,337,765.00	58.02%
Condo, Low Rise	41	6.37%	$20,274,051.00	5.51%
Condo, High Rise	15	2.33%	$11,391,700.00	3.10%
PUD	199	30.90%	$94,867,976.00	25.80%
1 Family Attached	12	1.86%	$6,080,520.00	1.65%
2 Family	26	4.04%	$10,806,275.00	2.94%
3 Family	9	1.40%	$3,837,150.00	1.04%
4 Family	7	1.09%	$3,064,550.00	0.83%
Other	1	0.16%	$269,600.00	0.07%
Unavailable	4	0.62%	$3,757,000.00	1.02%
Total	644	100.00%	$367,686,587.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	412	63.98%	$286,432,311.00	77.90%
Investment	202	31.37%	$63,050,376.00	17.15%
Second Home	30	4.66%	$18,203,900.00	4.95%
Total	644	100.00%	$367,686,587.00	100.00%

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